Page one of six pages.
                                                  Exhibit Index is on page four.

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 1999

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-15323                  94-2904044
           --------                      -------                  ----------
(State or Other Jurisdiction of      (Commission File           (IRS Employer
        Incorporation)                   Number)             Identification No.)

               6500 Paseo Padre Parkway, Fremont, California 94555
               ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 713-7300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                [Not Applicable]
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events

      On December 14, 1999, Network Equipment Technologies, Inc. (the "Company") announced the signing of an Agreement and Plan of Merger with FlowWise Networks, Inc. for $16 million in cash. Attached hereto as Exhibit 99.1 is the Company's press release dated December 14, 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            99.1  Press Release dated December 14, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 15, 1999              NETWORK EQUIPMENT
                                      TECHNOLOGIES, INC.


                                      By: /s/ Hubert A.J. Whyte
                                          --------------------------------------

                                      Name: Hubert A.J. Whyte
                                            ------------------------------------

                                      Title: President & Chief Executive Officer
                                             -----------------------------------

                                  EXHIBIT INDEX

                                                        Page No. in Sequentially
Exhibit No.              Description                     Numbered Current Report

99.1          Press Release dated December 14, 1999.               5